SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche International Value Fund

Effective on or about July 20, 2015, the following information replaces similar disclosure under the “Management Fee” sub‐heading of the “WHO MANAGES AND OVERSEES THE FUNDS” section of the fund’s prospectus:

For Deutsche International Value Fund, the Advisor has contractually agreed through September 30, 2015 to waive and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding extraordinary expenses, taxes, brokerage and interest expenses) at 1.30%, 2.05%, 1.05% and 1.05% for Class A, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.

Please Retain This Supplement for Future Reference

June 16, 2015
PROSTKR-500